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                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549


                                     FORM 8-K

                                  CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (Date of earliest event reported): August 15, 2001


                                 PERCEPTRON, INC.
              (Exact name of registrant as specified in its charter)


    Michigan                      0-20206                    38-2381442
(State or Other           (Commission File Number)         (IRS Employer
 Jurisdiction                                            Identification No.)
 of Incorporation)

    47827 Halyard Drive, Plymouth, MI                           48170
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (734) 414-6100



           (Former name or former address, if changed since last report)



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Item 9.  Regulation FD Disclosure

         Perceptron, Inc. will hold a conference call/webcast chaired by Alfred
A. Pease, President & CEO today at 10:00 a.m. (EDT). Investors can access the call at http://www.videonewswire.com/event.asp?id=975/. If you are unable to participate during the live webcast, the call will be archived on Perceptron's website (www.perceptron.com) for ninety days.

         Attached as Exhibit 99.1 is a copy of the script for the conference call.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PERCEPTRON, INC.



Date: August 15, 2001                     By: /S/ Alfred A. Pease
                                          Alfred A. Pease
                                          Chairman and Chief Executive Officer

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                                 Exhibit Index

Exhibit No.                   Description

   99.1                       Script for the conference call.